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EXHIBIT 32.1

                   CERTIFICATION PURSUANT TO RULE 13a-14(b) OR
                     RULE 15d-14(b) and 18 U.S.C. Sec.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Rick's Cabaret International, Inc. (the "Company") on Form 10-QSB for the quarter ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eric S. Langan, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 19, 2005               By:  /s/ Eric S. Langan
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                                      Eric S. Langan
                                      Chief Executive Officer and Chief
                                      Financial Officer